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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 14, 2002

                                  CHIPPAC, INC.
               (Exact Name of Registrant as Specified in Charter)
                                    Delaware
                 (State or Other Jurisdiction of Incorporation)
                                    000-31173
                            (Commission File Number)

                                   77-0463048
                     (I.R.S. Employer Identification Number)
                                 47400 Kato Road
                            Fremont, California 94538
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 979-8200
              (Registrant's telephone number, including area code)
                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 is a copy of a press release dated May 14, 2002 issued by ChipPAC, Inc. regarding financial guidance for the second quarter of 2002.

         NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   May 15, 2002             ChipPAC, Inc.



                                              By:  /s/ Robert Krakauer
                                                   -----------------------------
                                              Name:   Robert Krakauer
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                         Description
--------------                         -----------
    99.1          Press release dated May 14, 2002 issued by ChipPAC, Inc.